UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Emergent BioSolutions Inc. (the “Company”) approved certain actions with respect to the compensation of the current named executive officers of the Company (the “Named Executive Officers”), as listed in the Definitive Proxy Statement related to its 2019 Annual Meeting of Stockholders.

2019 Cash Bonuses and 2020 Base Salaries and Target Bonuses.

The Committee awarded cash bonuses to the Named Executive Officers for their performance in 2019 in the following amounts:

•	Fuad El-Hibri, Executive Chairman: not bonus eligible;

•	Robert G. Kramer, Sr., President and Chief Executive Officer: $557,108;

•	Richard S. Lindahl, Executive Vice President, Chief Financial Officer and Treasurer: $297,429;

•	Adam R. Havey, Executive Vice President, Business Operations: $279,579; and

•	Atul Saran, Executive Vice President, Corporate Development, General Counsel and Corporate Secretary: $264,581.

The Committee also approved base salaries and target bonus percentages for the Named Executive Officers for 2020. The annualized base salaries and target bonus percentages, effective as of January 1, 2020, are as follows: Fuad El-Hibri, $1,085,677 and 0%; Robert G. Kramer, Sr., $875,014 and 100%; Richard S. Lindahl, $550,014 and 60%; Adam R. Havey, $530,005 and 60%; and Atul Saran: $530,005 and 60%.

2020-22 Performance Stock Unit Recommendation.

The Committee also approved the 2020-2022 Performance Stock Unit Award Agreement, a form of which is attached hereto as Exhibit 10 and incorporated herein by reference (the “PSU Award Agreement”), for grants of performance-based stock units (“PSUs,” each a “PSU”) under the terms of the PSU Award Agreement and the Emergent BioSolutions Inc. Stock Incentive Plan. PSU awards will result in the issuance of a number of shares based on the level of achievement with respect to Adjusted EBITDA Margin (as defined below) calculated on a cumulative basis over the three-year period beginning January 1, 2020 and ending December 31, 2022 (the “Performance Period”).  Adjusted EBITDA Margin on a cumulative basis is equal to the sum of Adjusted EBITDA for each year in the Performance Period divided by the sum of GAAP total revenue for each year in the Performance Period. Adjusted EBITDA (as defined below) is defined as adjusted earnings before interest, taxes, depreciation and amortization, as reported by the Company. The minimum performance objective, target performance objective and maximum performance objective will result in a share payout of 50%, 100% and 150% of the target number of shares, respectively. The PSU awards approved by the Committee will vest based on the achievement of the performance objective, as certified by the Committee following the end of the Performance Period.

Equity Awards.

The Committee approved grants of stock options, time-based restricted stock units (“RSUs,” each an “RSU”) and PSUs in accordance with the terms and provisions of the Company’s stock option, RSU and PSU Award Agreements and the Stock Incentive Plan to be made on February 25, 2020 to the Named Executive Officers based on the following cash values: Fuad El-Hibri, based on a value of $2,400,000; Robert G. Kramer, Sr., based on a value of $4,100,000; Richard S. Lindahl, based on a value of $1,500,000; Adam R. Havey, based on a value of $1,400,000; and Atul Saran, based on a value of $1,400,000. For the Named Executive Officers, other than the Executive Chairman, 50% of the value was made in the form of stock options, 25% of the value was made in the form of RSUs that vest solely based on the passage of time and 25% of the value was made in the form of PSUs that vest based on the achievement of the performance objective noted above. For the Executive Chairman, 50% of the value was made in the form of stock options and 50% of the value was made in the form of RSUs that vest solely based on the passage of time.

Item 8.01 Other Events.

The Company, through its Adapt Pharma subsidiaries (collectively, “Adapt”), filed complaints, in 2016 against Teva Pharmaceuticals Industries Ltd. (“Teva”) and in 2018 against Perrigo UK FINCO Limited Partnership (“Perrigo”), relating to Teva’s and Perrigo’s respective abbreviated new drug applications (each, an “ANDA”) seeking to market generic versions of NARCAN® (naloxone hydrochloride) Nasal Spray 4mg/spray.

On February 12, 2020, Adapt and Perrigo entered into a settlement agreement to resolve the ongoing litigation.  Under the terms of the settlement, Perrigo has received a non-exclusive license under Adapt’s patents to make, have made and market its generic naloxone hydrochloride nasal spray under its own ANDA. Perrigo’s license will be effective as of January 5, 2033 or earlier under certain circumstances including circumstances related to the outcome of the current litigation against Teva or litigation against future ANDA filers.  The Perrigo settlement agreement is subject to review by the U.S. Department of Justice and the Federal Trade Commission, and entry of an order dismissing the litigation by the U.S. District Court for the District of New Jersey.

Closing arguments in the Teva trial are scheduled for February 26, 2020.  Adapt also filed a complaint related to Teva’s ANDA seeking to market a generic version of NARCAN® (naloxone hydrochloride) Nasal Spray 2mg/spray and that matter is still pending.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10	Form of 2020-2022 Performance Stock Unit Award Agreement.
101

Emergent BioSolutions Inc. Current Report on Form 8-K, dated February 11, 2020, formatted in XBRL (Extensible Business Reporting Language): Cover Page. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: February 18, 2020	By:	/s/ RICHARD S. LINDAHL
Name:Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer